Exhibit 10.1

Execution Version

EIGHTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

and

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT

DATED AS OF

OCTOBER 8, 2015

AMONG

EV PROPERTIES, L.P.,

as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Signatory Hereto

WELLS FARGO, NATIONAL ASSOCIATION

as Syndication Agent,

MUFG UNION BANK, N.A.

BBVA COMPASS

and

CITIBANK, N.A.

as Co-Documentation Agents,

and

The Lenders Party Hereto

Sole Lead Arranger and Sole Book Runner

J.P. Morgan Securities LLC

EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

and

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT

This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT and FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”) dated as of October 8, 2015, is among EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2011, by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 29, 2012, by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 27, 2012, by that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of February 26, 2013, by that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of August 7, 2014, by that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of September 19, 2014 and by that certain Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of February 26, 2015, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Second Amended and Restated Guaranty and Collateral Agreement, dated as of April 26, 2011, was executed by the Borrower, and those subsidiaries of the Borrower signatory thereto from time to time as guarantors, in favor of the Administrative Agent for the Lenders (the “Guaranty and Collateral Agreement”).

C.           The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of each of the Credit Agreement and the Guaranty and Collateral Agreement as more fully set forth herein.

D.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended by the Amendment.  Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2.          Amendments to Credit Agreement.

2.1           Amendments to Section 1.02.

(a)          The following definitions are hereby amended in their respective entireties to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and as the same may be amended, modified or supplemented from time to time.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based (subject to the last sentence of this definition of “Applicable Margin”) upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	<25%	>25%, but <50%	>50%, but <75%	>75%, but <90%	>90%
ABR Loans	0.750%	1.000%	1.250%	1.500%	1.750%
Eurodollar Loans	1.750%	2.000%	2.250%	2.500%	2.750%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Covenant Relief End Date” means the earlier of (a) December 31, 2016 and (b) the Business Day immediately following the date on which the Borrower delivers written notice to the Administrative Agent that the Borrower has elected that the Covenant Relief End Date occur on such Business Day and attaching an officer’s certificate confirming compliance with the covenants in Section 9.01 on a pro forma basis together with calculations showing such compliance in reasonable detail.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively identical), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any law, regulation, rule, promulgation, or official agreement implementing an official government agreement with respect to the foregoing.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other similar excise or Property taxes, charges or levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding) imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

(b)          The following definitions are hereby added where alphabetically appropriate to read as follows:

“Approved Fund” means (a) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Commitment Fee Rate” means, for any day, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	<25%	>25%, but <50%	>50%, but <75%	>75%, but <90%	>90%
Commitment Fee	0.375%	0.375%	0.500%	0.500%	0.500%

“Eighth Amendment” means that certain Eighth Amendment to Second Amended and Restated Credit Agreement and First Amendment to Second Amended and Restated Guaranty and Collateral Agreement, dated as of the Eighth Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Eighth Amendment Effective Date” means October 8, 2015.

“Participant Register” has the meaning set forth in Section 12.04(c)(i).

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3).

(c)          The definition of “Excluded Taxes” is hereby amended by replacing “e” with “f” in the reference to “Section 5.03” of clause “(c)” therein.

2.2           Amendment to Section 2.08(f).  Section 2.08(f) is hereby amended by adding the following as clause (iv) after clause (iii) and renumbering clause (iv) as clause (v):

(iv) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

2.3           Amendment to Section 3.05(a).  Section 3.05(a) is hereby amended by replacing “of 0.50%” with “equal to the Commitment Fee Rate”.

2.4           Amendment to Section 5.01(a).  Section 5.01(a) is hereby amended in its entirety as follows:

(a)          Eurodollar Changes in Law.  If any Change in Law shall:

(i)          impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate);

(ii)         impose on any Lender or the London interbank market any other condition (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender; or

(iii)        subject the Administrative Agent, such Lender or such Issuing Bank to any Taxes (other than (A) Indemnified Taxes, (B) Other Taxes and (C) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

2.5           Amendment to Section 5.01(b).  Section 5.01(b) is hereby amended by adding “or liquidity” following each of (i) “regarding capital requirements” and (ii) “with respect to capital adequacy”.

2.6           Amendment to Section 5.03.  Section 5.03 is hereby amended in its entirety as follows:

Section 5.03         Taxes.

(a)          Payments Free of Taxes.  Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable law.  If any applicable law (as determined in the good faith discretion of the applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax or Other Tax, then the sum payable by the Borrower or such Guarantor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.03(a)) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)          Payment of Other Taxes by the Borrower.  The Borrower or any Guarantor shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)          Indemnification by the Borrower.  The Borrower or any Guarantor shall jointly and severally indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes payable or paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate of the Administrative Agent, a Lender or an Issuing Bank as to the basis of such Indemnified Taxes and Other Taxes and the amount of such payment or liability under this Section 5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

(d)          Evidence of Payments.  As soon as practicable after any payment of Taxes by the Borrower or any Guarantor to a Governmental Authority pursuant to this Section 5.03, the Borrower or any Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)          Indemnification by the Lenders.  Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes or Other Taxes attributable to such Lender (but only to the extent that the Borrower or any Guarantor has not already indemnified the Administrative Agent for such Indemnified Taxes or Other Taxes and without limiting the obligation of the Borrower or any Guarantor to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 12.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f)          Status of Lenders.  (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)  in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E (or any successor forms) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E (or any successor forms) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty;

(2)  executed originals of IRS Form W-8ECI (or any successor forms);

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1. C-2, C-3, or C-4, as applicable, to the effect that such Foreign Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed originals of IRS Form W-8BEN or W-8BEN-E (or any successor forms); or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, IRS Form W-8IMY and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and.

(D) FATCA.  If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this Section 5.03(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Eighth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)          Survival.  Each party's obligations under this Section 5.03 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

2.7           Amendment to Section 8.14(b).  Section 8.14(b) is hereby amended by adding “, other than a Foreign Subsidiary,” following “any Wholly-Owned Subsidiary” and before “incurs or guarantees”.

2.8           Amendment to Section 9.01(a).  Section 9.01(a) is hereby amended in its entirety as follows:

(a)          Ratio of Total Debt to EBITDAX.  The Parent will not, as of any date of determination after the Covenant Relief End Date, permit its ratio of Total Debt as of such date to EBITDAX for the most recent period of four fiscal quarters for which financial statements are available to be greater than (i) for the fiscal quarters ending March 31, 2017 and June 30, 2017, 5.50 to 1.0, (ii) for the fiscal quarters ending September 30, 2017 and December 31, 2017, 5.25 to 1.0 and (iii) for the fiscal quarter ending March 31, 2018 and thereafter, 4.25 to 1.0.

2.9           Amendment to Section 9.01(c).  Section 9.01(c) is hereby amended in its entirety as follows:

(c)          Ratio of Senior Secured Funded Debt to EBITDAX.  The Parent will not, as of any date of determination from and after the Eighth Amendment Effective Date up to and including the Covenant Relief End Date, permit its ratio of Senior Secured Funded Debt as of such date to EBITDAX for the most recent period of four fiscal quarters for which financial statements are available to be greater than 3.0 to 1.0.

2.10         Amendment to Section 9.04(b).  Section 9.04(b) is hereby amended by adding (i) “(A)” following “except that the Borrower may” and before “prepay the Senior Debt” and (ii) “and (B) Redeem the Existing Senior Notes or the Senior Notes for which the aggregate consideration paid shall not exceed $50,000,000; provided, that the proceeds of the Loans shall not be used to consummate such Redemption” following “the Borrower or the Parent” and before “or (ii) amend, modify, waive”.

2.11         Amendment to Section 12.03(b).  Section 12.03(b) is hereby amended by adding the following as the last sentence therein:

“This Section 12.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.”

2.12         Amendment to Section 12.04(b)(i).  Section 12.04(b)(i) is hereby amended in its entirety as follows:

(b)           (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees, other than a natural person or a Defaulting Lender, all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)         the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, to any other assignee; and

(B)         the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender (other than a Defaulting Lender), an Affiliate of a Lender (other than a Defaulting Lender) or an Approved Fund immediately prior to giving effect to such assignment.

2.13         Amendment to Section 12.04(c)(i).  Section 12.04(c)(i) is hereby amended by adding the following as the last sentence therein:

“Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.”

2.14         Amendment to Section 12.04(c)(ii).  Section 12.04(c)(ii) is hereby amended by replacing “e” with “f” in the last reference to “Section 5.03” therein.

2.15         Amendment to List of Annexes, Exhibits and Schedules. The list of “Annexes, Exhibits and Schedules” to the Credit Agreement hereby is amended by adding the following phrases immediately following the reference to “Exhibit E-2 Form of Additional Lender Certificate”:  “Exhibit F-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Treated As Partnerships For U.S. Federal Income Tax Purposes)”, “Exhibit F-2  Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Treated As Partnerships For U.S. Federal Income Tax Purposes)”, “Exhibit F-3  Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Treated As Partnerships For U.S. Federal Income Tax Purposes)”, and “Exhibit F-4  Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Treated As Partnerships For U.S. Federal Income Tax Purposes)”.

2.16         Amendment to Exhibits.  The Exhibits to the Credit Agreement hereby are amended by adding as new Exhibits F-1, F-2, F-3 and F-4, the Exhibits in Attachment I hereto.

Section 3.          Amendments to Guaranty and Collateral Agreement.

3.1           Amendments to Section 1.01.

(a)          The definition of “Guaranteed Creditors” is hereby amended by replacing “Swap Agreements” with “Documents”.

(b)          The definition of “Guarantor Obligations” is hereby amended in its entirety to read as follows:

“Guarantor Obligations” means the collective reference to (a) the Borrower Obligations and (b) all obligations and liabilities of each Guarantor which may arise under or in connection with any Guaranteed Document, in each case, whether on account of principal, interest, guarantee obligations, reimbursement obligations, payments in respect of an early termination date, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Guaranteed Creditor under any Guaranteed Document).

3.2           Amendment to Section 2.01(a).  Section 2.01(a) is hereby amended by deleting “by the Borrower”.

3.3           Amendment to Section 3.01.  Section 3.01 is hereby amended by replacing “of such Pledgor’s Obligations” with “of the Borrower Obligations and the Guarantor Obligations”.

Section 4.          Borrowing Base.  For the period from and including the Amendment Effective Date until the next Redetermination Date, the Borrowing Base is $625,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c), Section 9.12 or Section 9.18.  For the avoidance of doubt, the redetermination of the Borrowing Base contained in this Section 4 constitutes the Scheduled Redetermination for October 1, 2015 pursuant to Section 2.07 of the Credit Agreement.

Section 5.          Conditions Precedent.  This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

5.1           The Administrative Agent shall have received from each Lender and the Obligors counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

5.2           Both before and immediately after giving effect to this Amendment, (a) no Default shall have occurred and be continuing and (b) no default or event of default shall exist under any capital stock, membership or partnership interests, financing arrangements or other material contracts or agreements of the Parent and its subsidiaries.

5.3           The Administrative Agent shall have received UCC and other lien searches reflecting the absence of liens and security interests other than those which are permitted under the Credit Agreement.

5.4           There shall be no litigation seeking to enjoin or prevent this Amendment or the financing contemplated hereby.

5.5           The Administrative Agent and the Lenders shall have received all fees required to be paid, including, without limitation, an upfront fee for the account of each Lender, of forty (40) basis points multiplied by the positive difference, if any, between (a) each such Lender’s final allocated Commitment as in effect immediately after giving effect to this Amendment minus (b) each such Lender’s final allocated Commitment as in effect immediately prior to the Amendment Effective Date.

5.6           The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.          Post-Effective Covenant.  Within 45 days of the Amendment Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received confirmation and such documents and agreements as may be required such that, as of such date, the requirements of Section 8.14(a) have been met.

Section 7.          Miscellaneous.

7.1           Confirmation.  The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the Amendment Effective Date.

7.2           Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the Amendment Effective Date each reference to the Credit Agreement in the Guaranty Agreement and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; and (d) represents and warrants to the Lenders that as of the date hereof: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

7.3           Release.  The Borrower and each Obligor, in consideration of the Administrative Agent’s and the undersigned Lenders’ execution and delivery of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, each Obligor or any predecessor, successor or assign might otherwise have or may have against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Amendment Effective Date relating to the Loan Documents, this Amendment and/or the transactions contemplated thereby or hereby.  The foregoing release shall survive the termination of this Amendment.

7.4           Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

7.5           No Oral Agreement.  This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

7.6           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

7.7           Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.8           Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.9           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

BORROWER:	EV PROPERTIES, L.P.

By: EV Properties GP, LLC, its general partner

	By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

PARENT:	EV ENERGY PARTNERS, L.P.

	By:	EV ENERGY GP, L.P.,
its general partner

By: EV MANAGEMENT, LLC, its general partner

	By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

GUARANTORS:	EV PROPERTIES GP, LLC

	By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ENERVEST PRODUCTION
PARTNERS, LTD.
By:	EVPP GP, LLC,
its general partner

By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

EVPP GP, LLC

By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

CGAS PROPERTIES, L.P.

By:	EVCG GP, LLC,
its general partner

By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

ENERVEST MONROE MARKETING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ENERVEST MONROE GATHERING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

BELDEN & BLAKE CORPORATION

By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

ENERVEST MESA, LLC

By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Vice President and Chief
Financial Officer

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

	By:	/s/ MICHAEL A. KAMAUF
		Name:	Michael A. Kamauf
		Title:	Authorized Officer

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ BETSY JOCHER
		Name:	Betsy Jocher
		Title:	Director

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

COMPASS BANK, as a Lender

By:	/s/ RHIANNA DISCH
	Name:	Rhianna Disch
	Title:	Vice President

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ JEFF ARD
	Name:	Jeff Ard
	Title:	Vice President

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

COMERICA BANK, as a Lender

By:	/s/ CHAD STEPHENSON
	Name:	Chad Stephenson
	Title:	Vice President

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ING CAPITAL LLC, as a Lender

By:	/s/ CHARLES HALL
	Name:	Charles Hall
	Title:	Managing Director

By:	/s/ JOSH STRONG
	Name:	Josh Strong
	Title:	Director

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ROYAL BANK OF CANADA, as a Lender

By:	/s/ EVANS SWANN, JR.
	Name:	Evans Swann, Jr.
	Title:	Authorized Signatory

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ TERRY DONOVAN
	Name:	Terry Donovan
	Title:	Managing Director

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

MUFG UNION BANK, N.A. F/K/A UNION BANK, N.A., as a Lender

By:	/s/ DAVID HELFFRICH
	Name:	David Helffrich
	Title:	Vice President

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ BRAD JOHANN
	Name:	Brad Johann
	Title:	Vice President

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ G. SCOTT COLLINS
	Name:	G. Scott Collins
	Title:	Senior Vice President

By:	/s/ JOHN MOFFITT
	Name:	John Moffitt
	Title:	Assistant Vice President

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ DOREEN BARR
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ JAYANT RAO
	Name:	Jayant Rao
	Title:	Authorized Signatory

Eighth Amendment to Second Amended and Restated Credit Agreement

Signature Page

FROST BANK, as a Lender

By:	/s/ MATT SHANDS
	Name:	Matt Shands
	Title:	Assistant Vice President

Eighth Amendment to Second Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ RAZA JAFFERI
	Name:	Raza Jafferi
	Title:	Vice President

Eighth Amendment to Second Amended and Restated Credit Agreement
Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ TRUDY NELSON
	Name:	Trudy Nelson
	Title:	Authorized Signatory

By:	/s/ RICHARD ANTL
	Name:	Richard Antl
	Title:	Authorized Signatory

Eighth Amendment to Second Amended and Restated Credit Agreement
Signature Page

REGIONS BANK, as a Lender

By:	/s/ MICHAEL KUTCHER
	Name:	Michael Kutcher
	Title:	Assistant Vice President

Eighth Amendment to Second Amended and Restated Credit Agreement
Signature Page

Attachment I

EXHIBIT F-1

UNITED STATES TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to the Second Amended and Restated Credit Agreement, dated as of April 26, 2011 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among EV ENERGY PARTNERS, L.P., (the “Parent”), EV PROPERTIES, L.P., (the “Borrower”), the Lenders party thereto from time to time and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 5.03(f)(ii)(B) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished to the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN or W-8-BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which payment is to be made by the Borrower or the Administrative Agent to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

[Foreign Lender]

By:
Name:
Title:

[Address]

Dated: ______________________, 20[  ]

EXHIBIT F-2

UNITED STATES TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to the Second Amended and Restated Credit Agreement, dated as of April 26, 2011 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among EV ENERGY PARTNERS, L.P., (the “Parent”), EV PROPERTIES, L.P., (the “Borrower”), the Lenders party thereto from time to time and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 5.03(f)(ii)(B) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) neither the undersigned nor any of its direct or indirect partners/members is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its direct or indirect partners’/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

[Foreign Lender]

By:
Name:
Title:

[Address]

Dated: ______________________, 20[  ]

EXHIBIT F-3

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to the Second Amended and Restated Credit Agreement, dated as of April 26, 2011 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among EV ENERGY PARTNERS, L.P., (the “Parent”), EV PROPERTIES, L.P., (the “Borrower”), the Lenders party thereto from time to time and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 5.03(f)(ii)(B) and Section 12.04(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

[Foreign Participant]

By:
Name:
Title:

[Address]

Dated: ______________________, 20[  ]

EXHIBIT F-4

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to the Second Amended and Restated Credit Agreement, dated as of April 26, 2011 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among EV ENERGY PARTNERS, L.P., (the “Parent”), EV PROPERTIES, L.P., (the “Borrower”), the Lenders party thereto from time to time and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 5.03(f)(ii)(B) and 12.04(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its direct or indirect partners/members is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its direct or indirect partners’/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) and IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

[Foreign Participant]

By:
Name:
Title:

[Address]

Dated: ______________________, 20[  ]